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                                                                  EXHIBIT 99(b)


              IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                         IN AND FOR NEW CASTLE COUNTY


RONALD S. HAFT,                    :
                                   :
               Plaintiff,          :  C.A. No. 13736
                                   :
          v.                       :
                                   :
DART GROUP CORPORATION,            :
a Delaware corporation,            :
                                   :
               Defendant.          :

                             STANDSTILL AGREEMENT

        WHEREAS, Ronald S. Haft ("RSH") sent a letter dated September 6, 1994 to Herbert H. Haft ("HHH") and Dart Group Corporation ("Dart") regarding
Article 4(a) of an employment agreement dated August 1, 1993 between RSH and Dart (the "Employment Agreement");

        WHEREAS, Article 4 of the Employment Agreement is now subject to litigation in the Delaware Court of Chancery in the case captioned Ronald S. Haft v. Dart Group Corporation, C.A. No. 13736 (the "Litigation"); and

        WHEREAS, the executive committee of Dart believes that it is in the best interest of the corporation not to allow disputed corporate actions to occur;

        NOW, THEREFORE, in consideration of RSH agreeing to modify his request for expedited proceedings, and for other good and valuable consideration the receipt of which is hereby acknowledged, Dart and RSH agree as follows:

        1. Until further order is entered by the Delaware Court of Chancery in the Litigation, Dart will not recognize any stockholder action seeking to change the Certificate of Incorporation or By-laws;

        2. Until further order is entered by the Delaware Court of Chancery in the Litigation, Dart will not recognize any stockholder action seeking to change the composition of the current Board of Directors of Dart or any of its subsidiaries;



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        3.  Until further order is entered by the Delaware Court of Chancery in the Litigation, Dart will not recognize any stockholder action seeking to change the current Haft family officers of Dart or any of its subsidiaries;

        4. Until further order is entered by the Delaware Court of Chancery in the Litigation, Dart will not change the Certificate of Incorporation or By-laws;

        5. Until further order is entered by the Delaware Court of Chancery in the Litigation, Dart will not change the composition of the current Board of Directors of Dart or any of its subsidiaries;

        6. Until further order is entered by the Delaware Court of Chancery in the Litigation, Dart will not change the current Haft family officers of Dart or any of its subsidiaries;

        7. Until further order is entered by the Delaware Court of Chancery in the Litigation, Dart will not issue any additional securities in Dart or any of its subsidiaries;

        8. Until further order is entered by the Delaware Court of Chancery in the Litigation, Dart will not take any extraordinary actions that will: (a) liquidate Dart or any of its subsidiaries; (b) sell any major subsidiary of Dart; or (c) through any debt transaction disadvantage any Class B stockholder. This paragraph shall not be construed to affect Dart's ability to take any position it chooses in the Litigation or to run the business of Dart on a day-to-day basis; and

        9. This Standstill Agreement shall continue in effect until further order of the Delaware Court of Chancery in the Litigation.

OF COUNSEL:                                       /s/ ARTHUR G. CONNOLLY, JR.
Stephen J. Brogan                                 ---------------------------
JONES DAY REAVIS & POGUE                          Arthur G. Connolly, Jr.
1450 G Street, N.W.                               CONNOLLY BOVE LODGE & HUTZ
Washington, D.C.  20005                           1220 Market Building
                                                  Wilmington, Delaware  19801
                                                  Attorneys for Dart Group
                                                  Corporation


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                                                 /s/ STUART M. GRANT
                                                 ----------------------
                                                 Stuart M. Grant
                                                 SKADDEN, ARPS, SLATE,
                                                 MEAGHER & FLOM
                                                 One Rodney Square
                                                 Wilmington, Delaware  19801
                                                 Attorneys for Ronald S. Haft

SO ORDERED THIS 14 DAY
OF SEPTEMBER 1994

/s/ WILLIAM T. ALLEN
- - --------------------
     Chancellor








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